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                                                                     EXHIBIT 4.1

COMMON STOCK                  [SEQUOIA LOGO]                        COMMON STOCK
   NUMBER                                                              SHARES

                          SEQUOIA SOFTWARE CORPORATION

Incorporated under the laws of the State of Maryland                CUSIP ______
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT
is the owner of

                     FULLY PAID AND NON-ASSESSABLE SHARES OF
                       COMMON STOCK, $0.001 PAR VALUE, OF

                          SEQUOIA SOFTWARE CORPORATION

(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This certificate is not valid until countersigned and registered by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                          SEQUOIA SOFTWARE CORPORATION
                                    MARYLAND
                                   [1995 SEAL]




/s/ Marc E. Rubin                                           /s/ Mark A. Wesker
Marc E. Rubin                                               Mark A. Wesker
Secretary                                                   President



COUNTERSIGNED AND REGISTERED:

HSBC Bank USA                                               /s/
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURES



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                              [BACK OF CERTIFICATE]

                          SEQUOIA SOFTWARE CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:






   TEN COM- as tenants in    UNIF GIFT MIN ACT --___________Custodian_________
   common                                           (Cust)             (Minor)


   TEN ENT- as tenants       under Uniform Gifts to Minors Act
   by the entireties
                                                      Act_____________________
   JTTEN-  as joint tenants with                               (State)
           right of survivorship
           and not as tenants in
           common



           Additional abbreviations may also be used though not in the above list.

      For Value Received, _________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE-

----------------------------------------

----------------------------------------

______________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,________________________       X________________________________________


                                     X________________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS
                                     ASSIGNMENT MUST CORRESPOND WITH THE
                                     NAME(S) AS WRITTEN UPON THE FACE OF
                                     THE CERTIFICATE, IN EVERY
                                     PARTICULAR, WITHOUT


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                         ALTERATION OR ENLARGEMENT, OR ANY
                         CHANGE WHATSOEVER.

SIGNATURE GUARANTEED:___________________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                      AN ELGIBLE GUARANTOR INSTITUTION (BANKS,
                      STOCKBROKERS, SAVINGS AND LOAN
                      ASSOCIATIONS AND CREDIT UNIONS WITH
                      MEMBERSHIP IN AN APPROVED SIGNATURE
                      GUARANTEE MEDALLION PROGRAM), PURSUANT
                      TO S.E.C. RULE 17Ad-15.